UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2024

THE TRADE DESK, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37879	27-1887399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42 N. Chestnut Street

Ventura, California 93001

(Address of principal executive offices) (Zip Code)

(805) 585-3434

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	TTD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 14, 2024, The Trade Desk, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). As of the record date for the Special Meeting, which was established by the Company’s board of directors to be the close of business on September 26, 2024, there were 449,333,118 shares of the Company’s Class A common stock, par value $0.000001 per share (the “Delaware Corporation Class A Common Stock”), outstanding (each entitled to one vote per share) and 43,918,900 shares of the Company’s Class B common stock, par value $0.000001 per share (the “Delaware Corporation Class B Common Stock” and, together with the Delaware Corporation Class A Common Stock, the “Delaware Corporation Common Stock”), outstanding (each entitled to 10 votes per share). The Delaware Corporation Common Stock voted as a single class on all matters. Of such shares of Delaware Corporation Common Stock outstanding as of the record date, 339,704,908 shares of Delaware Corporation Class A Common Stock and 43,889,860 shares of Delaware Corporation Class B Common Stock were represented at the Special Meeting, together representing a total of 778,603,508 votes, or a majority of the voting power of all issued and outstanding shares of Delaware Corporation Common Stock as of the record date, and constituting a quorum under the Company’s amended and restated bylaws as then in effect. The stockholders considered two proposals at the Special Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 3, 2024 (the “Proxy Statement”). The final number of votes cast for and against and the final number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1. The stockholders approved the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion by the following vote:

For	Against	Abstain	Broker Non-Votes
575,094,796	203,011,262	497,450	0

Proposal 2. The stockholders approved one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve Proposal 1 by the following vote:

For	Against	Abstain	Broker Non-Votes
565,876,352	212,013,402	713,754	0

Although Proposal 2 was approved, adjournment of the Special Meeting was not necessary because the stockholders approved Proposal 1.

No other items were presented for stockholder approval at the Special Meeting.

On November 14, 2024, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

At the Special Meeting, the Company’s stockholders approved a proposal to reincorporate the Company from the State of Delaware to the State of Nevada (the “Reincorporation”) by means of a plan of conversion (the “Plan of Conversion”), as described in the Proxy Statement.

On November 14, 2024, the Company filed (i) a certificate of conversion with the Secretary of State of the State of Delaware and (ii) articles of conversion with the Secretary of State of the State of Nevada, pursuant to which the Reincorporation became effective on November 15, 2024, at 3:00 a.m. Pacific Time (the “Effective Time”). At the Effective Time:

•	the Company’s domicile changed from the State of Delaware to the State of Nevada; and

•

the affairs of the Company ceased to be governed by the laws of the State of Delaware and the Company’s existing amended and restated certificate of incorporation and amended and restated bylaws, and instead became governed by the laws of the State of Nevada and the articles of incorporation filed with the Secretary of State of the State of Nevada (the “Nevada Charter”) and the bylaws approved by the Company’s board of directors (the “Nevada Bylaws”).

The Reincorporation did not result in any change in the business, jobs, management, properties, location of any of the Company’s offices or facilities, number of employees, obligations, assets, liabilities, or net worth (other than as a result of the costs related to the Reincorporation). The Reincorporation did not materially affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements continue to be the rights and obligations of the Company after the Reincorporation.

At the Effective Time, each outstanding share of Delaware Corporation Class A Common Stock automatically converted into one outstanding share of Class A common stock, par value $0.000001 per share, of the Nevada corporation (the “Nevada Corporation Class A Common Stock”), and each outstanding share of Delaware Corporation Class B Common Stock automatically converted into one outstanding share of Class B common stock, par value $0.000001 per share, of the Nevada corporation (the “Nevada Corporation Class B Common Stock”). Stockholders do not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding restricted stock unit, option, or right to acquire shares of Delaware Corporation Class A Common Stock or Delaware Corporation Class B Common Stock automatically became a restricted stock unit, option, or right to acquire an equal number of shares of Nevada Corporation Class A Common Stock or Nevada Corporation Class B Common Stock, as applicable, under the same terms and conditions. The Nevada Corporation Class A Common Stock continues to be traded on the Nasdaq Global Market under the symbol “TTD.”

Certain rights of the Company’s stockholders were changed as a result of the Reincorporation. A more detailed description of the Plan of Conversion, Nevada Charter, Nevada Bylaws, and the effects of the Reincorporation is set forth in the Proxy Statement under “Proposal One: Approval of the Reincorporation of the Company to the State of Nevada by Conversion,” which description is incorporated herein by reference. Copies of the Plan of Conversion, Nevada Charter, and Nevada Bylaws are filed as Exhibits 2.1, 3.1, and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are being filed herewith:

Exhibit No.	Description

2.1	Plan of Conversion of The Trade Desk, Inc.

3.1	Articles of Incorporation of The Trade Desk, Inc.

3.2	Bylaws of The Trade Desk, Inc.

99.1	Press release of The Trade Desk, Inc., dated November 14, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRADE DESK, INC.

Date: November 18, 2024	By:	/s/ Laura Schenkein
Laura Schenkein
Chief Financial Officer (Principal Financial and Accounting Officer)